SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 6, 2004

Commission	Exact Name of Registrant as Specified in	I.R.S. Employer
File Number	its Charter, State of Incorporation,	Identification
	Address and Telephone Number	No.

1-11607	DTE Energy Company (a Michigan corporation) 2000 2nd Avenue Detroit, Michigan 48226-1279 313-235-4000	38-3217752

1-2198	The Detroit Edison Company (a Michigan Corporation) 2000 2nd Avenue Detroit, Michigan 48226-1279 313-235-4000	38-0478650

1-7310	Michigan Consolidated Gas Company (a Michigan Corporation) 2000 2nd Avenue Detroit, Michigan 48226-1279 313-235-4000	38-0478040

Exhibit Index
Slide Presentation dated February 6, 2004

Item 7. Exhibits

99.1    Slide Presentations of DTE Energy dated February 6, 2004.

Item 9. Regulation FD Disclosure

     DTE Energy is furnishing the Securities and Exchange Commission (SEC), as Exhibit 99.1, the Slide Presentation of DTE Energy dated February 6, 2004, which contains the reconciliation and representations required by the SEC’s Regulation G.

     Forward-Looking Statements:

     This Form 8-K contains “forward-looking statements” that are subject to risks and uncertainties. They should be read in conjunction with the forward-looking statements in DTE Energy’s, The Detroit Edison Company’s (“Detroit Edison”) and Michigan Consolidated Gas Company’s (“MichCon”) 2002 Form 10-K Item 1 (incorporated by reference herein), and in conjunction with other SEC reports filed by DTE Energy, Detroit Edison and MichCon that discuss important factors that could cause DTE Energy’s, Detroit Edison’s and MichCon’s actual results to differ materially. DTE Energy, Detroit Edison and MichCon expressly disclaim any current intention to update any forward-looking statements contained in this document as a result of new information or future events.

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SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrants have duly caused this report to be signed on their behalf by the undersigned, hereunto duly authorized.

Date: February 6, 2004

DTE ENERGY COMPANY (Registrant)

/s/Daniel G. Brudzynski Daniel G Brudzynski Vice President and Controller

THE DETROIT EDISON COMPANY (Registrant)

/s/Daniel G. Brudzynski Daniel G Brudzynski Vice President and Controller

MICHIGAN CONSOLIDATED GAS COMPANY (Registrant)

/s/Daniel G. Brudzynski Daniel G Brudzynski Vice President and Controller

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Exhibit Index

Exhibit
Number	Description

99.1	Slide Presentation of DTE Energy dated February 6, 2004.

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